UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 5, 2003


                    Federal Agricultural Mortgage Corporation
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Federally chartered
   instrumentality of
   the United States                  0-17440                52-1578738
(State or other jurisdiction of    (Commission            (I.R.S. Employer
 incorporation or organization)    File Number)          Identification No.)



 1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.        20036
-------------------------------------------------------------    ------------
         (Address of principal executive offices)                 (Zip Code)


    Registrant's telephone number, including area code: (202) 872-7700


                                    No change
                              --------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

     President Bush's nominations of Glen Klippenstein and Julia Bartling to serve on the Board of Directors of the Federal Agricultural Mortgage Corporation ("Farmer Mac") were confirmed by the United States Senate on June 3, 2003. Their appointments were effective June 5, 2003. Mr. Klippenstein and Ms. Bartling replace Marilyn Peters and Charles Eugene Branstool as directors of Farmer Mac.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION



                                    By:   /s/ Jerome G. Oslick
                                       ---------------------------------
                                        Name:  Jerome G. Oslick
                                        Title: Vice President - General Counsel




Dated:      June 26, 2003